U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement   [ ]  Confidential For Use of the Commission
                                        Only (as Permitted by Rule 14a-6(e) (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  IMATRON INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
    (5) Total Fee Paid:

        -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------
    (3) Filing Party:

        -----------------------------------------------------------------------
    (4) Date Filed:

        -----------------------------------------------------------------------

                                  IMATRON INC.
                           389 OYSTER POINT BOULEVARD
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 1999

TO THE SHAREHOLDERS OF IMATRON INC:

        Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of Imatron Inc. (the "Company") will be held at the Company's headquarters at 389 Oyster Point Boulevard, South San Francisco, California on October 29, 1999 at 9:00 a.m. for the following purposes:

        1. To ratify the sale of securities to the Company's President in a private placement transaction.

        2. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only holders of the Common Stock as of the close of business on Friday, September 17, 1999 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

                                    By Order of the Board of Directors,



                                    S. Lewis Meyer
                                    Chief Executive Officer

South San Francisco, California
September 27, 1999

                                  IMATRON INC.
                           389 OYSTER POINT BOULEVARD
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 1999

        This Proxy Statement is being furnished to the holders of the Common Stock, no par value per share (the "Common Stock"), of Imatron Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the special meeting (the "Special Meeting") of shareholders of the Company to be held for the purposes described herein, and at any adjournment or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about September 27, 1999.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

VOTING SECURITIES; RECORD DATE

        Only holders of the Common Stock as of the close of business on September 17, 1999 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof, either in person or by proxy. At the close of business on the Record Date, there were ___________ shares of Imatron Common Stock outstanding, each of which is entitled to one vote on each matter properly coming before the Special Meeting.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

        Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for conduct of business at the Special Meeting, a majority of the shares of Common Stock outstanding on the Record Date must be represented in person or by proxy at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether or not a quorum is present. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters.

        While brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Proposal 1, ratification of the sale of securities to the Company's President (the "Transaction Proposal") is considered a non-routine matter whereas Proposal 2, ratification of the Company's accountants (the "Accountants Proposal") is considered routine. Shares that are voted by brokers on the Accountants Proposal but not the Transaction Proposal will be treated as shares present for purposes of determining the presence of a quorum on both matters, but will not be treated as shares entitled to vote at the Special Meeting on the Transaction Proposal if instructions to vote have not been provided by the owner. Therefore, a properly executed proxy marked "ABSTAIN" (or an abstention at the Special Meeting) and shares represented by broker non-votes will be counted for purposes of determining whether there is a quorum at the Special Meeting but will have no effect on the ratification of the Transaction Proposal.

SOLICITATION

        The Company will bear the entire cost of soliciting proxies from its shareholders, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by representatives of the Company. No additional compensation will be paid to such persons for such services. The Company has also retained the firm of DF King & Co., Inc. to assist in the solicitation of proxies at a cost of approximately $7,500 plus reasonable out-of-pocket expenses.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Proposals of shareholders that are intended to be presented at the Company's 2000 Annual Meeting must be received by the Company no later than January 7, 2000 in order to be included in the proxy statement and proxy relating to the meeting.

                                   PROPOSAL 1
          RATIFICATION OF SALE OF SECURITIES TO THE COMPANY'S PRESIDENT

BACKGROUND

        The Company is soliciting the ratification of a sale of its securities to its President, Terry Ross (the "Transaction"). Shareholder ratification is necessary in order to comply with the listing requirements of the NASDAQ Stock Market. NASDAQ regulations generally require shareholder approval of arrangements pursuant to which the Company's officers or directors receive Company securities, unless the securities are granted as an inducement to acceptance of employment with the Company. Since the Transaction described below occurred while Mr. Ross was both an officer and a director of the Company, the Company is now seeking shareholder ratification of such Transaction.

DESCRIPTION OF TRANSACTION

        On August 10, 1999, the Company announced the completion of a $3,025,000 private placement to Terry Ross, Imatron's President. In connection with the sale, made in part pursuant to agreements previously entered into, Imatron issued 3,767,713 shares of Common Stock, 360,000 5-year warrants to purchase its Common Stock at $1.044 per share, and 2,991,027 1-year warrants to purchase its Common Stock at $1.003. The aggregate purchase price for the stock and the warrants was $3,025,000. The terms were negotiated at arms length and were approved by the Company's Board of Directors and by its Audit Committee. The purchase price per share was $0.84 and was determined based on a 10% discount from the 10 day average closing bid price for the Company's Common Stock during the period from May 5, 1999 through May 17, 1999. The terms agreed upon with Mr. Ross were substantially equivalent to those agreed upon with an institutional investor for an investment of a similar amount. When the institutional investor failed to close the agreed upon financing, the same terms were offered to Mr. Ross who accepted them. The Company's Board believes the terms are fair and reasonable as to the Company. The Common Stock issued or issuable to Mr. Ross is not entitled to preemptive rights. Pending approval of the Transaction by Imatron's shareholders, Mr. Ross has agreed not to sell, transfer, assign or vote the shares of Common Stock.

        Imatron intends to use the proceeds from the Transaction for general corporate purposes and working capital. Pursuant to the Securities Purchase Agreement between the Company and Mr. Ross, the

Company filed a Registration Statement on Form S-3 covering the resale of the Common Stock issued or issuable to Mr. Ross in the Transaction.

        If the Company fails to comply with NASDAQ regulations, the Common Stock may be delisted from the NASDAQ National Market System.





------------------------------------------------------------- -----------------
                      NAME & POSITION                         NUMBER OF SHARES
------------------------------------------------------------- -----------------
Terry L. Ross, President and Director...................         7,118,740*

--------------------
* Includes  3,767,713  shares owned directly and 3,351,027
shares issuable upon the exercise of warrants that are
exercisable as of June 15, 1999
-------------------------------------------------------------------------------

REQUIRED VOTE

        Ratification of the Transaction requires the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on this proposal at the Special Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                 SALE OF SECURITIES TO THE COMPANY'S PRESIDENT

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has selected KPMG LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. KPMG LLP has audited the Company's financial statements since 1997. Representatives of KPMG LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

        The affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on this proposal at the Special Meeting is required to ratify the appointment of the independent auditors.

            THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Terry Ross has been a director of the Company since January 1987 and was appointed President on January 1, 1999. Prior to the Transaction Mr. Ross beneficially owned 101,250 shares of the Company's Common Stock. If the Transaction Proposal is ratified, Mr. Ross will beneficially own 7,444,990 shares, or approximately 10.9% of the Company's issued and outstanding shares of Common Stock as of September 10, 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's voting securities as of September 10, 1999 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director; (iii) each named executive officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 10, 1999 are deemed outstanding. Applicable percentage ownership for each shareholder is based on 94,933,749 shares outstanding as of September 10, 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER(aa)

-------------------------------------------------------------------------------------------------
                          Name and Address of     Amount of Direct
Title of Class            Beneficial Owner        Beneficial Ownership    Percent of Class
--------------            -------------------     --------------------    ----------------
-------------------------------------------------------------------------------------------------
Common                    Marukin Corporation(bb) 5,471,617               5.8%

-------------------------------------------------------------------------------------------------

-------------------------------------
(aa) Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the company.

(bb) Marukin Corporation, 6, Rokuban-Cho Chiyoda-Ku, Tokyo 10

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The table below presents the security ownership of the Company's Directors and Named Executive Officers.

-------------------------------------------------------------------------------------------------
                        Name of Beneficial Owner      Amount and Nature of     Percent of Class(2)
Title of Class          ------------------------     Beneficial Ownership(1)   -------------------
--------------                                       -----------------------
-------------------------------------------------------------------------------------------------
Common                 Douglas P. Boyd                   2,065,177(3)               2.2%
-------------------------------------------------------------------------------------------------
Common                 John L. Couch                        34,625(4)                  *
-------------------------------------------------------------------------------------------------
Common                 William J. McDaniel, M.D.            82,500(5)                  *
-------------------------------------------------------------------------------------------------
Common                 S. Lewis Meyer                      629,058(6)                  *
-------------------------------------------------------------------------------------------------
Common                 Terry Ross                        7,444,990(7)               7.5%
-------------------------------------------------------------------------------------------------
Common                 Aldo Test                           126,250(8)                  *
-------------------------------------------------------------------------------------------------
Common                 All Directors and                10,382,600(9)              10.9%
                       Executive Officers as a Group
-------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVES

        The Summary Compensation Table shows certain compensation information for each person who served as Chief Executive Officer during the year and the other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for services rendered in all capacities during fiscal year 1998 (collectively referred to as the "Named Executive Officers"), as well as Mr. Ross, who was appointed President on January 1, 1999. Compensation data is shown for the fiscal years ended December 31, 1998, 1997 and 1996 except for Mr. Ross, for whom data is shown for the 1999 fiscal year to date. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.










----------------------

* Does not exceed 1% of the referenced class of securities.

(1) Ownership is direct unless indicated otherwise.
(2) Calculation based on 94,933,749 shares of Common Stock outstanding as of September 10,1999.
(3) Includes 2,055,801 shares owned directly and 9,376 shares issuable upon the exercise of stock options that are exercisable as of September 10,1999 or that will become exercisable within 60 days thereafter.
(4) All shares are issuable upon the exercise of stock options that are exercisable as of September 10,1999 or that will become exercisable within 60 days thereafter.
(5) Includes 20,000 shares owned directly and 62,500 shares issuable upon the exercise of stock options that are exercisable as of September 10,1999 or that will become exercisable within 60 days thereafter.
(6) Includes 616,558 shares owned directly and 12,500 shares issuable upon the exercise of stock options exercisable as of September 10,1999 or that will become exercisable within 60 days thereafter.
(7) Includes 3,831,463 shares owned directly, 162,500 shares issuable upon the exercise of stock options and 3,451,027 shares issuable upon the exercise of warrants, exercisable as of September 10,1999 or that will become exercisable within 60 days thereafter.
(8) Includes 20,000 shares owned directly and 106,250 shares issuable upon the exercise of stock options exercisable as of September 10,1999 or that will become exercisable within 60 days thereafter.
(9) Percentage of beneficial ownership assumes the exercise of the aforesaid options by officers and directors.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------
                                                           Long Term
                                Annual                   Compensation        All Other
                             Compensation                   Awards        Compensation(b)
-------------------------------------------------------------------------------------------
Name and Principal                                         Options/
     Position        Year   Salary($)(a)       Bonus         Sars
   ------------      ----   ------------       -----       --------
-------------------------------------------------------------------------------------------
Douglas P. Boyd      1998        182,000          -0-      75,008(c)          4,750
Chairman of the      1997        174,300                                      4,750
Board                1996        166,000                                      4,700
-------------------------------------------------------------------------------------------
S. Lewis Meyer       1998        234,000          -0-     100,000(c)          4,750
Chief Executive      1997        221,500                                      4,750
Officer              1996        211,000                   75,000(d)          4,750
-------------------------------------------------------------------------------------------
Gary H. Brooks       1998        144,000          -0-      50,000(c)          4,320
Vice President and   1997        137,000                                      4,020
Chief Financial      1996        131,000                   40,000(e)          3,880
Officer (through
8/31/99)
-------------------------------------------------------------------------------------------
Terry Ross           1998         -0-(f)          -0-            -0-            -0-
President
-------------------------------------------------------------------------------------------

(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.

(b) Represents the Company's matching contributions to its 401(k) plan.

(c) Represents options granted by the Board of Directors on February 24, 1998 at 100% of the closing price of a share of Company stock on that date, and subsequently repriced and regranted on October 23, 1998.

(d) Represents portion of a $75,000 bonus payable to Mr. Meyer upon commencement of his employment with the Company.

(e) Represents options granted in March 1996 under the Company's 1993 Stock Option Plan.

(f) Mr. Ross was appointed President on January 1, 1999. Pursuant to Mr. Ross' employment agreement, he receives an annual base salary of $200,000 and an annual commission in the amount of 0.5% of product and upgrade sales revenue paid monthly.


INCENTIVE AND REMUNERATION PLANS

        1987 STOCK BONUS INCENTIVE PLAN. In 1988 the shareholders of the Company approved the adoption of a Stock Bonus Incentive Plan ("Stock Bonus Plan"). The Stock Bonus Plan was adopted to reward participants for past services and to encourage them to remain in the Company's service. The Stock Bonus Plan was amended and restated by the Board in 1996, and is administered by the
Compensation Committee of the Board of Directors which presently consists of Messrs. Test and Admiral McDaniel. The Committee has exclusive authority to act on the following matters: selection of the persons among the eligible participants (which consists of all employees, including officers and directors of the Company, and consultants to the Company) who are to participate in the Stock Bonus Plan; the determination of each participant's stock bonus opportunity and actual bonus; changes in the Plan, and all other actions the Committee deems necessary or advisable to administer the Plan.

        The total number of shares of Common Stock which may be issued under the Stock Bonus Plan is 2,200,000 shares with no more than 400,000 shares available for issuance in any single calendar year.

        In addition, the Compensation Committee has authorized additional bonus opportunities for participants based on the participant achieving specific corporate objectives. The bonus opportunity for each participant is expressed as a percentage of base salary, with a maximum bonus opportunity of 40% of base salary. After the end of each fiscal year, the Committee determines each participant's bonus award expressed in dollars. The number of shares of Common Stock to be issued is determined by dividing the bonus award by the closing stock price for the Common Stock on the grant date.

        No participant is eligible to receive a bonus award unless such participant is either employed by the Company or providing consulting services to the Company on the last day of the calendar year to which the bonus relates.

        During the 1998 fiscal year 285,250 shares were granted to all employees under the Stock Bonus Plan of which no shares were granted to any Named Executive Officer.

STOCK PARTICIPATION AND OPTION PLANS

        1994 EMPLOYEE STOCK PURCHASE PLAN. In 1993 the directors approved the adoption of the 1994 Employee Stock Purchase Plan (the "Plan"). The Plan was approved by the shareholders at the 1994 Annual Meeting and became effective January 1, 1994. All employees, including Named Executive Officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The plan replaced the Company's 1984 Employee Stock Participation Plan which expired January 17, 1994. The Plan is intended to qualify under
Section 423 of the Internal Revenue Code of 1986, but is not subject to the provisions of ERISA.

        The maximum aggregate number of shares to be offered under the Plan is 2,300,000 shares of the Company's Common Stock. The shareholders approved an increase in the number of shares issuable under the Plan from 1,800,000 to 2,300,000 shares at the 1999 Annual Meeting. As of April 30, 1999, 76,398 shares of the Company's Common Stock have been issued under the Plan.

        All employees who are regular employees of the Company, whose date of hire is at least six months prior to the beginning of the Offering Period or Interim Offering Period, and who are customarily employed for at least 20 hours per week and more than five months in any calendar year are eligible to participate in the Plan. The first Offering Period began January 1, 1994 and ran through March 31, 1996. The second Offering Period began April 1, 1996 and ran through June 30, 1998. The third Offering Period began July 1, 1998 and runs through September 30, 2000. Each Interim Offering Period is a calendar quarter. As of April 30, 1999, a total of 176 employees met the eligibility requirements under the Plan.

        Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum established from time to time (currently established at $7,000) of the fair market value of the Stock, determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

        Administration of the Plan is by the Company's Board, or Compensation Committee by delegation. The Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Committee has the powers of the Board pursuant to the Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Plan, all subject to the provisions of the Plan. Members of the Committee receive no compensation for their services in connection with the administration of the Plan.

        The price for the shares purchased pursuant to the Plan is equal to 85% of the fair market value of the shares on either the Offering Date (or date of entry for new or re-enrolling employees) or the last day of each Interim Offering Period, whichever is less. The funds contributed by the participant earn no interest while they are being held by the Company.

        To participate in the Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Plan Account by the purchase price of the stock as determined above.

Participants receive certificates quarterly for all shares purchased during that quarter. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

        The Board reserves the right to amend or discontinue the Plan, provided that no participant's existing rights are adversely affected, and provided further that without Shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Plan, or materially increasing the benefits accruing to participants under the Plan; (3) extending the term of the Plan; or (4) otherwise modifying the Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

        1993 STOCK OPTION PLAN. The Company's 1993 Stock Option Plan, which was approved by the Shareholders at the 1993 Annual Meeting (the "Option Plan"), is intended to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by enabling them to acquire proprietary interests in the Company. The Option Plan covers an aggregate of 11,500,000 shares of Common Stock.

        The Option Plan provides for the granting of two types of options:
"incentive stock options" and "nonstatutory stock options." The incentive stock options (but not the nonstatutory stock options) are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. The Option Plan succeeded the 1983 Stock Option Plan which expired in 1993.

        Options may be granted under the Option Plan to all full-time regular employees including officers, directors (whether or not employees) and consultants of the Company; provided, however, that incentive stock options may not be granted to any non-employee director or consultant. As of April 30, 1999 approximately 176 employees and consultants were eligible to participate in the Option Plan.

        The Compensation Committee of the Board of Directors administers the Option Plan. The Committee has the power, subject to the provisions of the Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and the other terms of the options.

        The maximum term of each option is ten years. Incentive Stock Options
(ISO) granted under the Plan generally vest in sixteenths, one-sixteenth each quarter of a year over a four year period following the date of grant. Non-Statutory Options (NSO) granted under the Plan generally vest annually over a four-year period following the date of grant.

        The exercise price of all nonstatutory stock options granted under the Option Plan must be at least equal to 85% of the fair market value of the underlying stock on the date of grant. The exercise price of all incentive stock options granted under the Option Plan must be at least equal to the fair market value of the underlying stock on the date of grant.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth the options granted during the last fiscal year to each of the named executive officers of the Company, as well as options granted to Mr. Ross during the current fiscal year:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

===============================================================================

===============================================================================

===============================================================================

                                                 Potential Realizable Value
             Individual Grants                   at Assumed Annual Rates
                                                 of Stock Price Appreciation
                                                 For Option Term

===============================================================================


                              % Of Total
                 Number of     Options
                 Securities    Granted
                 Under            to
                  Options    Employees in   Exercise or
                  Granted       Fiscal     Base Price   Market   Expiration
     NAME           (#)          YEAR         ($/SH)    PRICE       DATE        0%($)     5%($)(C)
     ----         --------   ------------  ------------ ------   ----------     -----     --------
Douglas P.
Boyd                 75,008     6%(a)       $1.50(b)    $1.50(b)  10/23/08(b)     -0-        45,800

Gary Brooks          50,000     4%(a)       $1.50(b)    $1.50(b)  10/23/08(b)     -0-        30,500

S. Lewis
Meyer               100,000     8%(a)       $1.50(b)    $1.50(b)  10/23/08(b)     -0-        61,100

Terry Ross           -0-(d)

        (a) Based on 1,254,176 options granted to all employees during the fiscal year ended December 31, 1998.

        (b) Ten-year options were granted on February 24, 1998 with an exercise price of $2.56, which was 100% of the market price of the stock on that date. On October 23, 1998, all of those options were cancelled, regranted and repriced with an exercise price of $1.50, which was 100% of the market price of the stock on October 23, 1998.

        (c) Based on 5-year option term and annual compounding; results in total appreciation of 27.6% (at 5% per year) and 61.1% (at 10% per year).

        (d) As part of his employment contract dated January 5, 1999, Mr. Ross received a ten-year option to purchase 300,000 shares of Common Stock at an exercise price of $1.13 per share, 125,000 shares of which vest quarterly over the first 12 months of employment, 125,000 shares of which vest quarterly over the second 12 months of employment, and 50,000 shares of which vest quarterly in the event Mr. Ross serves for a third 12 months of employment. The options were granted as of January 1, 1999 with an exercise price of $1.13, which was 100% of the market price of the stock on December 28, 1998. This represents 17% of the options granted to employees during fiscal year 1999 to date. Based on the 10 year option term, the potential realizable value of Mr. Ross' option grant is 62.8% (at 5% per year) and 159.3% (at 10% per year).

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

        The following table sets forth the options exercised during the last fiscal year by Named Executive Officers of the Company:

Aggregated Options Exercised and Option Values in Fiscal Year 1998

                                                         Number of securities     Value of unexercised
                                                        underlying unexercised   In-the-Money options at
                                                        options at year-end(#)        year-end ($)
                                                             exercisable/
                                                             unexercisable            exercisable/
                     Shares acquired                         -------------            unexercisable
                     on exercise (#)        Value                                     --------------
Name                 ---------------      realized($)
----                                     ----------
Douglas P. Boyd            225,000         $377,250               0/75,008               0/0
S. Lewis Meyer             600,000       $1,200,000              0/100,000               0/0
Gary H. Brooks             100,000          $75,500          27,500/62,500               0/0


COMPENSATION COMMITTEE REPORT

        This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of Imatron's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee are eligible to receive awards under the Company's incentive compensation programs.

        Imatron's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.

                      COMPENSATION PHILOSOPHY AND OBJECTIVE

        The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the named executive officers and the Chief Executive Officer, are based on the same criteria. These include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

        The Committee believes that compensation of Imatron's key executives should:
        *Link rewards to business results and stockholder returns;
        *Encourage creation of stockholder value and achievement of strategic objectives;
        *Maintain an appropriate balance between base salary and short-and long-term incentive opportunity;
        *Attract and retain, on a long-term basis, highly qualified executive personnel; and
        *Provide total compensation opportunity that is competitive with that provided by competitors in the medical imaging industry, taking into account relative company size and performance as well as individual responsibilities and performance.

                    KEY ELEMENTS OF EXECUTIVE COMPENSATION

        Imatron's executive compensation program consists of three elements:
Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance measured against annual objectives and overall performance. Payout of the long-term incentives depends on performance of Imatron stock, both in absolute and relative terms.

BASE SALARY

        A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

SHORT-TERM INCENTIVE

        Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills.

        CASH BONUS PROGRAM. From time to time, the Committee adopts an Executive Officer Cash Bonus Program, pursuant to which executive officers are eligible to receive a bonus from a pool consisting of a set percentage of net profits from that particular fiscal year. The Committee allocates to each executive officer a percentage of the bonus pool. For the year 1998 the Committee did not adopt a Cash Bonus Program, and no cash bonus awards were made to any executive officer during 1998.

        STOCK BONUS INCENTIVE PLAN. In 1988 the shareholders approved the adoption of the 1987 Stock Bonus Incentive Plan, which was subsequently updated and amended in 1996. Under the terms of the Stock Bonus Plan the Committee may award shares of the Company's Common Stock to employees, including executive officers.

LONG-TERM INCENTIVE

        Long-term incentive awards provided by shareholder-approved compensation programs are designed to develop and maintain strong management through share ownership and incentive awards. During 1998, the Compensation Committee awarded 75,008, 100,000 and 50,000 options to the Chairman, the Chief Executive Officer and the Chief Financial Officer, respectively, as set forth on the above chart.

        STOCK OPTION PLAN. In 1994, the shareholders approved the adoption of the 1993 Stock Option Plan (which replaced the 1983 Stock Option Plan). In 1995 the directors and shareholders approved an increase in the number of shares reserved under the Option Plan from 3,000,000 shares to 5,500,000 shares, and in 1999 an increase to 11,500,000 shares was approved. At the sole discretion of the Committee, eligible officers and employees periodically receive options to purchase shares of the Company's Common Stock pursuant to the Option Plan. The value of the options depends entirely on appreciation of Imatron stock. Grant of options depends upon quarterly and annual Company performance, as determined by review of qualitative and quantitative factors.

        EMPLOYEE STOCK PURCHASE PLAN. In 1994 the directors and shareholders approved the adoption of the 1994 Employee Stock Purchase Plan. All employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The Plan became effective January 1, 1994.

                               1998 COMPENSATION.

        Total revenue, net product revenue, scanner shipments and total assets for the year ended December 31, 1998 decreased from the prior fiscal year. HeartScan Imaging, Inc., the Company's majority-owned subsidiary, sustained losses, albeit substantially less than those sustained during the prior fiscal year. Nevertheless, compensation levels during 1998 were principally driven by a highly competitive market in San Francisco Silicon Valley, particularly for personnel with engineering and technical training. As a consequence, compensation for such personnel increased approximately 3% to 5%. Based on the

Company's performance, the Board awarded no cash or stock bonuses and only modest cost-of-living salary increases during the year to the Named Executive Officers. Stock Options were granted to the Named Executive Officers, as well as to other employees of the Company, based on the employee's level of responsibility and other factors.

                    1998 CHIEF EXECUTIVE OFFICER COMPENSATION

        On March 1, 1996 Mr. Meyer's base salary was increased from $195,000 to $205,000. Effective January 1, 1997 his base salary was increased to $215,250. Effective March 1, 1998, it was increased to $228,000. All of these adjustments reflect modest cost of living increases. The Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

Members of the Compensation Committee

William McDaniel
Terry Ross (through 12/31/98)
Aldo Test

SHARE INVESTMENT PERFORMANCE

        The following graph compares the total return performance of the Company for the periods indicated with the performance of the NASDAQ Index (presented on a dividends reinvested basis) and the performance of the Hambrecht & Quist Technology Index. The Company's shares are traded on the NASDAQ National Market System under the symbol "IMAT." The Hambrecht & Quist Technology Index is comprised of the publicly traded stocks of 200 technology companies and include companies in the electronics, medical and related technology industries. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

                                PERFORMANCE GRAPH

                                 [GRAPH OMITTED]

-------------------------------------------------------------------------
          YEARS          1993    1994    1995    1996    1997    1998
-------------------------------------------------------------------------
Imatron Inc.              100     219    400      663     463     275
-------------------------------------------------------------------------
NASDAQ Stock Market       100     98     138      170     209     293
-------------------------------------------------------------------------
H&Q Technology Index      100     120    180      223     262     407
-------------------------------------------------------------------------


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

        S. Lewis Meyer became President and Chief Executive Officer of the Company on June 14, 1993. In connection with such employment the Company entered into an Executive Employment Agreement with Mr. Meyer providing for an initial term ending December 31, 1994 and continuing for rolling six month periods thereafter (filed as Exhibit 10.65 to Annual Report on Form 10-K for 1993.) Pursuant to the agreement, in the event of his termination, Mr. Meyer is entitled to receive six months of compensation at the annual salary rate then in effect.

        Terry Ross became President of the Company on January 1, 1999. The Company entered into a two-year employment agreement with Terry Ross dated January 5, 1999. The Agreement provides for an annual base salary of $200,000 and an annual commission in the amount of 0.5% of product and upgrade sales revenue paid monthly. Pursuant to the Agreement, Mr. Ross received (i) a warrant to purchase 200,000 shares of Common Stock at an exercise price of $1.375 per share, 100,000 shares of which vest on the date 6 months after commencement of employment, with the remaining 100,000 shares vesting on the date 12 months after employment commences; and (ii) an option to purchase 300,000 shares of Common Stock at an exercise price of $1.13 per share, 125,000 shares of which vest quarterly over the first 12 months of employment, 125,000 shares of which vest quarterly over the second 12 months of employment, and 50,000 shares of which vest quarterly in the event Mr. Ross serves for a third 12 months of employment.

        In connection with his employment, the Company and Mr. Ross have an understanding that if his employment terminates within the first 24 months of employment for any reason other than termination for cause or voluntary resignation, he will be entitled to: salary and benefits that would have been payable for the greater of twelve months or the then balance from the termination date to 24 months; immediate vesting of options and warrants granted in connection with his employment; and an exercise period regarding those options and warrants of two years from the date of termination.

REPORT ON REPRICING OF OPTIONS/SARS.

        Effective February 24, 1998, the Compensation Committee of the Board of Directors repriced all options previously granted to employees pursuant to the Company's 1993 Stock Option Plan to the lesser of the actual grant price or 100% of the closing price of a price of the Company's common stock on that date, which price was subsequently determined to be $2.56. This repricing applied to all employees equally, including Named Executive Officers, to the extent that they held options previously granted under the 1993 Plan. Pursuant to this repricing, the Company repriced 760,597 options previously granted to employees. None of the repriced options were held by Named Executive Officers.

        Thereafter, effective October 23, 1998, the Board of Directors approved a resolution pursuant to which all optionholders, including Named Executive Officers, were given the option of returning to the Company any outstanding option having an exercise price of greater than $1.50 for cancellation and repricing at $1.50, which was 100% of the closing price of a share of the Company's common stock as of that date. Pursuant to this repricing, the Company cancelled and regranted 1,158,992 options previously granted to employees, of which 100,000, 75,008 and 50,000 respectively were granted to Messrs. Meyer, Boyd and Brooks. Pursuant to the October 23, 1998 repricing option, the vesting schedule with respect to any options cancelled and thereupon regranted for a ten year term at an exercise price of $1.50 began anew with a new original grant date of October 23, 1998.

                         TEN-YEAR OPTION/SAR REPRICINGS

-------------------------------------------------------------------------------------------
                            Number of     Market
                            Securities   Price of     Exercise       New       Length of
                            Under        Stock at     Price at     Exercise     Original
                            Options       Time of      time of      Price        Option
    Name          Date       Repriced    Repricing    Repricing      ($)          Term
-------------------------------------------------------------------------------------------
 Douglas P.     10/23/98      75,008       $1.50        $2.56       $1.50       2/24/08
    Boyd,
  Chairman
-------------------------------------------------------------------------------------------
  S. Lewis      10/23/98     100,000       $1.50        $2.56       $1.50       2/24/08
Meyer, Chief
  Executive
   Officer
-------------------------------------------------------------------------------------------
   Gary H.      10/23/98      50,000       $1.50        $2.56       $1.50       2/24/98
   Brooks,
    Chief
  Financial
   Officer
  (through
  8/31/99)
-------------------------------------------------------------------------------------------

        The basis of the regrant to all employees, including to the above Named Executive Officers, was the opinion of the Compensation Committee that this method provided employees with the greatest amount of incentive to increase the value of the Company.

                                  OTHER MATTERS

        The Company knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.


South San Francisco, California
_____, 1999


                                    THE BOARD OF DIRECTORS

                                   APPENDIX A


                        FORM OF STOCK PURCHASE AGREEMENT


        THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of the 16th day of June, 1999 by and between IMATRON INC., a New Jersey corporation with principal offices located at 389 Oyster Point Boulevard, South San Francisco, California 94080 ("Seller") and TERRY ROSS (the "Purchaser").

        WHEREAS, Seller has authorized the issuance and sale of certain shares of its common stock (the "Common Stock") and warrants to purchase its common stock (the "Warrants") in exchange for certain consideration; and

        WHEREAS, Purchaser desires to purchase and Seller desires to sell the Shares on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements, the Seller and Purchaser hereby agree as follows:

                                    AGREEMENT

        1. PURCHASE AND SALE OF SHARES. Seller agrees to sell to Purchaser and upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, Purchaser agrees to purchase for an Aggregate Purchase Price equal to the following: (i) 3,767,713 shares of Common Stock (the "Shares"); (ii) a five year warrant to purchase 360,000 shares of Common Stock at $1.044; and (iii) a one year warrant to purchase 2,991,077 shares of Common Stock at $1.003 per share (collectively, the "Warrants"). The forms of the Warrants are attached hereto as Exhibits A and B. The Shares and the Warrants are hereinafter collectively referred to as the "Securities". The Shares and the shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the "Registrable Securities".

        2. CLOSING. The closing of the purchase and sale of securities pursuant to Section 1 hereof shall take place at the offices of Seller set forth in Section 12 below as soon as all of the conditions set forth in Section 6 below have been satisfied. Within ten (10) business days following the Closing, Seller will deliver to Purchaser certificates representing the Securities.
Delivery of such certificates shall be in accordance with Purchaser's instructions.

        3.    RESTRICTION ON TRANSFER OF SECURITIES.

              3.1.  RESTRICTIONS.  The Shares are transferable  only pursuant to
(a) a public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), (b) Rule 144 (or any similar rule then in effect) adopted under the Securities Act, if such rule is available, and (c) subject to the conditions elsewhere specified in this Section 4, any other legally available means of transfer.

              3.2. LEGEND. Each certificate representing Securities will be endorsed with the following legend: "The securities evidenced hereby may not be transferred without (i) the opinion of counsel satisfactory to the Company that such transfer may be lawfully made without registration under the Securities Act of 1933 and all applicable state securities laws or (ii) such registration."

              3.3. STOP TRANSFER ORDER. A stop transfer order shall be placed with the Seller's transfer agent preventing transfer of any of the securities referred to in Section 3.2 above pending compliance with the conditions set forth in any such legend.

              3.4. REMOVAL OF LEGEND. Any legend endorsed on a certificate or instrument evidencing a security pursuant to Section 3.2 hereof shall be removed, and Seller shall issue a certificate or instrument without such legend to the holder of such security, (a) in accordance with Section 3.2 hereof, (b) if such security is being disposed of pursuant to registration under the Securities Act and any applicable state acts or pursuant to Rule 144 or any similar rule then in effect, or (c) if such holder provides Seller with an opinion of counsel satisfactory to it to the effect that a sale, transfer, assignment, offer, pledge or distribution for value of such security may be made without registration and that such legend is not required to satisfy the applicable exemption from registration.

        4. REPRESENTATIONS AND WARRANTIES BY SELLER. Seller represents and warrants to Purchaser that:

              4.1. ORGANIZATION, STANDING, POWER. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. Seller has, or at the Closing will have, the requisite corporate power and authority to issue the Securities, and to otherwise perform its obligations under this Agreement.

              4.2. QUALIFICATION. Seller is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or of its properties owned or leased makes such qualification or licensing necessary and failure to be so qualified or licensed would have a material adverse impact on its business.

              4.3. COMPLIANCE WITH APPLICABLE LAWS AND OTHER INSTRUMENTS.The business and operations of Seller have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities. Subject to shareholder approval of appropriate amendments to the Articles of Incorporation as contemplated by this Agreement, and except with respect to existing registration rights of holders of certain securities issued by Seller, neither the execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will conflict with or, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of Seller pursuant to, any applicable law, administrative regulation or judgment, order or decree of any court or governmental body, any agreement or other instrument to which Seller is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Articles of Incorporation or Bylaws of Seller. Seller is not in violation of its Articles of Incorporation or its Bylaws.

              4.4. COMMON STOCK. The Shares, and the Common Stock issuable upon exercise of the Warrants, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions.

        5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants that:

              5.1. INVESTMENT INTENT. The Securities being acquired hereunder are being purchased for Purchaser's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Purchaser understands that the Securities have not been registered under the Securities Act or any applicable state laws by reason of their issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and such laws and that the reliance of Seller and others upon this exemption is predicated in part upon this representation and warranty. Purchaser further understands that the Securities may not be transferred or resold without (a) registration under the Securities Act and any applicable state securities laws or (b) an exemption from the requirements of the Securities Act and applicable state securities laws.

              5.2. ACCREDITED INVESTOR. Purchaser qualifies as an accredited investor within the meaning of Rule 501 under the Securities Act. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment to be made hereunder by Purchaser.

              5.3. ACTS AND PROCEEDINGS. This Agreement has been duly executed and delivered by Purchaser, and is a valid and binding agreement upon the part of Purchaser.

              5.4. NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission by Purchaser, any right, interest or valid claim against Seller for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. Purchaser will indemnify and hold Seller harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable as a result of the actions of Purchaser in connection with the transactions contemplated by this Agreement.

        6. CONDITIONS OF PURCHASER'S OBLIGATION. Purchaser's obligation to purchase and pay for the Securities on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the conditions set forth below. In the event that any such condition is not satisfied to Purchaser's satisfaction, then Purchaser shall not be obligated to proceed with the purchase of such Shares nor further with any of its obligations pursuant to this Agreement.

              6.1. NO ERRORS. ETC. The representations and warranties of Seller under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

              6.2. COMPLIANCE WITH AGREEMENT.Seller shall have performed and complied in all material respects with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing.

              6.3. QUALIFICATION UNDER STATE SECURITIES LAWS. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Securities shall have been obtained.

              6.4. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to Purchaser and its counsel.

        7. CONDITIONS OF SELLER'S OBLIGATION. Seller's obligation to sell the Securities to Purchaser on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the conditions set forth below. In the event that any such condition is not satisfied, Seller shall not be obligated to proceed with the sale of such Securities.

              7.1. NO ERRORS, ETC. The representations and warranties of Purchaser under this Agreement shall be true in all material respects as of the Closing with the same effect as though made on and as of the Closing.

              7.2. COMPLIANCE WITH CONDITIONS. Purchaser shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing.

        8.    SELLER AFFIRMATIVE COVENANTS. Seller covenants and agrees that:

              8.1. CORPORATE EXISTENCE. Seller will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or states thereof or of any political subdivision thereof and of any governmental authority where failure to so comply would have a material adverse impact on Seller or its business or operations.

              8.2. BOOKS OF ACCOUNT AND RESERVES. Seller will keep books of record and account in which full, true and correct entries are made of all of its respective dealings, business and affairs, in accordance with generally accepted accounting principles. Seller will employ certified public accountants selected by the Board who are "independent" within the meaning of the accounting regulations of the Securities and Exchange Commission and will have annual audits made by such independent public accountants in the course of which such accountants shall make such examinations, in accordance with generally accepted auditing standards, as will enable them to give such reports or opinions with respect to the financial statements of Seller that will satisfy the requirements of the Securities and Exchange Commission in effect at such time with respect to certificates and opinions of accountants.

              8.3. FURNISHING OF FINANCIAL STATEMENTS AND INFORMATION. Seller will deliver to Purchaser:

                    (a) as soon as practicable, but in any event within 45 days after the close of each quarterly period, unaudited consolidated balance sheets of Seller as of the end of such period, together with the related consolidated statements of operations and cash flow for such period, setting forth the budgeted figures for such period prepared and submitted in connection with Seller's annual business plan and in comparative form figures for the corresponding quarterly period of the previous fiscal year, all in reasonable detail and certified by an authorized accounting officer of Seller, subject to year-end adjustments;

                    (b) as soon as practicable, but in any event within 90 days after the end of each fiscal year, a consolidated balance sheet of Seller as of the end of such fiscal year, together with the related consolidated statements of operations, shareholders' equity and cash flow for such fiscal year, setting forth in comparative form figures for the previous fiscal year, all in reasonable detail and duly certified by Seller's independent public accountants, which accountants shall have given Seller an opinion, unqualified as to the scope of the audit, regarding such statements; and

                   (c) with reasonable promptness, such other financial data relating to the business, affairs and financial condition of Seller as is available to Seller and as from time to time Purchaser may reasonably request.

        9. REGISTRATION OF STOCK. The Company shall use its best efforts to file with the SEC as promptly as practicable and thereafter shall use its best efforts to cause to be declared effective by December 15, a "shelf" registration statement on the appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by Purchaser all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the SEC (the "Shelf Registration"). The Company shall use its best efforts to keep the Shelf Registration continuously effective in order to permit the prospectus forming part thereof to be usable by Purchaser for a period ending on the earlier of (i) (x) the second anniversary of the Closing, (y) the expiration of the period following the Closing after which Rule 144(k) under the Securities Act generally becomes available to non-affiliates of an issuer or (z) in the event the Company has at any time suspended the use of the prospectus contained in the Shelf Registration pursuant to this paragraph, the date beyond the earlier of the periods referred to in clauses (x) and (y) that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company gives notice of such suspension pursuant to this paragraph to and including the date when holders of Registrable Securities receive an amended or supplemented prospectus necessary to permit resales of Registrable Securities under the Shelf Registration or to and including the date on which the Company gives a Resumption Notice of (ii) such time as all of the Registrable Securities covered by the Shelf Registration have been sold pursuant to the Shelf Registration or pursuant to Rule 144 (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration effective during the requisite period if it voluntarily takes any action that would result in holders of Securities covered thereby not being able to offer and sell Registrable Securities during that period, unless such action, in the opinion of the Company after consulting with legal counsel, is required by applicable law. Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated herein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration, and any supplement to such prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              9.1. INDEMNIFICATION. In the event that Shares purchased pursuant to this Agreement are included in a registration statement under this Section 9, Seller will indemnify and hold harmless each Selling Shareholder and each other person, if any, who controls such Selling shareholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Selling Shareholder or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement pursuant to which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the failure by Seller to file any amendment or supplement thereto that was required to be filed under the Securities Act, and will reimburse such Selling Shareholder and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, Seller will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or omission made in such registration statement, preliminary prospectus, final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Seller through an instrument duly executed by or on behalf of any Selling Shareholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

              It shall be a condition  precedent to the  obligation of Seller to take any action pursuant to this Section that seller shall have received an undertaking satisfactory to it from each Selling Shareholder to indemnify and hold harmless Seller (in the same manner and to the same extent as set forth in this Section), each director of Seller, each officer who shall sign such registration statement, and any persons who control Seller within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, preliminary prospectus, or any final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to Seller through an instrument duly executed by the indemnifying party specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

              Promptly following receipt by an indemnified party of notice of the commencement of any action involving a claim referred to above in this
Section 9.3, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.

              9.2. BINDING PROVISIONS. The provisions of this Section 9 shall be binding on the successors of Seller. No Shareholder may assign the provisions of this Section 9 or all or any part of its or their rights or obligations hereunder, except that in the event of a merger or consolidation in which the Seller is not the survivor, the Seller shall assign and transfer, and successor shall assume, the provisions of this Section 9.

              9.3. CONFLICTS. To the extent that Seller's compliance with the obligations set forth in Sections 9.1 through 9.4 above would conflict with or otherwise cause a breach of or default under any of its existing obligations pursuant to any agreements to which it currently is a party, Seller's failure to comply with those obligations shall not be deemed a breach of this Agreement.

              9.4. LIQUIDATED DAMAGES. In the event that the Company by December 15, 1999 shall fail to cause the Shelf Registration Statement with respect to the Securities to be declared effective and shall fail to obtain all necessary stockholder and NASDAQ approvals in order to enable Purchaser to freely sell the Registrable Securities pursuant to the Shelf Registration, the Company shall pay to the Purchaser for each month or portion thereafter until such Shelf Registration Statement becomes effective an amount equal to two percent (2%) of the purchase price paid for the Securities pursuant to this Agreement. Provided that the Company shall continue to use its reasonable best efforts to cause such Shelf Registration to become effective as promptly as practicable, the delivery of such Common Stock shall be in full satisfaction of any liability on the part of the Company for failing to register the Shares as provided herein; provided further however, that such delivery shall not excuse the Company from the obligation to register all of such Registrable Shares which obligation shall continue.

        10.   REMEDIES CUMULATIVE, AND NOT WAIVED.

              10.1. No right, power or remedy conferred upon any party shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise.

              10.2. No course of dealing between the parties, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this Section 10 shall not be construed or applied so as to negate the provisions and intent of any statute which is otherwise applicable.

        11. CHANGES. WAIVERS. ETC. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        12. NOTICES. All communications hereunder shall be in writing and if sent to the Purchaser, shall be sufficient in all respects if personally delivered, sent by registered mail, or by telecopy and confirmed to the

Purchaser at the address set forth on the Signature Page, or if sent to the Company, shall be personally delivered, sent by registered mail, or by telecopy and confirmed to the Company as follows:

                      Imatron Inc.
                      Oyster Point Blvd.
                      South San Francisco, California 94080
                      Attn:  Chief Financial Officer

                      Telephone:    (650) 583-9964
                      Facsimile:    (650) 871-0418

        13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by Purchaser or on its behalf, and the sale and purchase of the Shares. All statements contained in any certificate, instrument or other writing delivered by or on behalf of
Seller pursuant hereto or in connection with or contemplation of the transactions herein contemplated (other than legal opinions) shall constitute representations and warranties by Seller hereunder and not by the individual officer who signed the certificate, instrument or writing by or on behalf of Seller.

        14. PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the current holder or holders of any of the Shares.

        15.   HEADINGS.   The  headings  of  the Sections and paragraphs of this
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

        16. CHOICE OF LAW. It is the intention of the parties that the laws of California shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

        17. COUNTERPARTS. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.`

       18. SEVERABILITY. In the event that any part of this Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties execute this Agreement as of the date set forth below.


                                    SELLER:

                                            IMATRON INC.

                                            By:
                                               -----------------------
                                               Chief Executive Officer


                                    PURCHASER:


                                            --------------------------
                                            Signature


                                            --------------------------
                                            Address

                                            --------------------------
                                            City and Country

                                            --------------------------
                                            Facsimile Number

                                   APPENDIX B

                      FORM OF COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SHARES OF STOCK OF IMATRON INC TO BE ISSUED UPON ANY EXERCISE OF THIS WARRANT HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (I) IN A REGISTRATION UNDER SAID ACT OR
(II) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO IT.


                                  IMATRON INC.

                          COMMON STOCK PURCHASE WARRANT
                   TO PURCHASE 360,000 SHARES OF COMMON STOCK
                                 OF IMATRON INC.

                       This Warrant Expires June 15, 2004


Warrant No. 99-3

               THIS CERTIFIES that, subject to the terms and conditions herein set forth in this warrant, TERRY L. ROSS (the "Holder") is entitled to purchase from Imatron Inc., a New Jersey corporation ("Company"), at any time or from time to time during the Exercise Period (defined in Section 12 below) the number of fully paid and non-assessable shares of common stock of the Company (the "Shares") as provided herein upon surrender of this Warrant at the principal office of the Company, and, at the election of the Holder, upon payment of the purchase price at said office in cash or by cashier's check or by the wire transfer of funds in a dollar amount equal to the purchase price of the Shares for which the consideration is being given.

              This Warrant shall be exercisable for that number of Shares as set forth above, in minimum units of 1,000 shares.

              1. PURCHASE PRICE. Subject to adjustment as hereinafter provided, the purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) (the "Warrant Price") shall One Dollar and Four and Four-tenths of One Cent ($1.044).

              2. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  a. ADJUSTMENT FOR DIVIDENDS IN STOCK.If at any time on or after the date hereof, the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend (other than as provided for in Section 2(b) below), then and in each such case, upon the exercise of this Warrant, the Holder shall be entitled to receive, in addition to the number of shares of Common Stock receivable, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which the Holder would receive on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period and given effect to all adjustments called for during such period by this Section 2.

                 b. ADJUSTMENT FOR CHANGES IN COMMON STOCK. In the event of changes in the outstanding Common Stock of the Company by reason of split--ups, recapitalizations, reclassifications, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Warrant Price shall be correspondingly adjusted by the Board of Directors of the Company. The adjustment shall be such as will give the Holder on exercise for the same aggregate Warrant Price the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

              3. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any subscription under this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company's Board of Directors.

              4. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle its holder to any of the rights of a stockholder of the Company prior to its exercise.

              5. RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

              6. EXERCISE OF WARRANT. This Warrant may be exercised by the Holder or its registered assigns, in whole or in part and in minimum units of 10,000 shares, by the surrender of this Warrant at the principal office of the Company, together with the attached form of subscription duly executed, accompanied by payment in full of the amount of the Warrant Price in the form described in this Warrant. Upon partial exercise of this Warrant, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of shares of Common Stock with respect to which this Warrant shall not have been exercised. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the shares, a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above.

              7. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price is adjusted as provided in Section 2, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the relevant Warrant Price or number of shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

              8. COMPLIANCE WITH SECURITIES ACT. The Holder, by acceptance of this Warrant, agrees that this Warrant and the shares of Common Stock to be issued upon its exercise (or shares of any security into which such Common Stock may be converted) (the "Shares") are being acquired for investment and that the Holder will not offer, sell, or otherwise dispose of this Warrant and any shares of Common Stock to be issued upon its exercise (or shares of any security into which such Common Stock may be converted) except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"). Upon exercise of this Warrant, the holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

              9. SUBDIVISION OF WARRANT. At the request of the holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant and upon surrender of this Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue in exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of shares of such Common Stock as shall be designated by such holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Securities Act.

              10. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, in the case of mutilation, and upon surrender and cancellation of this Warrant the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.

              11. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of California. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part of this Warrant. Neither this Warrant nor any term included may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder shall be by telecopy or expedited courier service to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

              12. EXERCISE PERIOD. The Exercise Period shall mean the period commencing on June 15, 2000 and ending on June 15, 2004.


              ISSUED this 15th day of June, 1999.

                                       IMATRON INC.


                                       By
                                         --------------------------
                                         S. Lewis Meyer, Chief Executive Officer
ATTEST:


-------------------------

                               FORM OF ASSIGNMENT
                                  IMATRON INC.


        FOR VALUE RECEIVED the undersigned registered owner of this warrant hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below.

Name of Assignee               Address                    Number of Shares




and does hereby irrevocably constitute and appoint_____________________ Attorney to make such transfer on the books of IMATRON INC. maintained for the purpose, with full power of substitution in the premises.

Dated:
      ---------------------------

                                            ----------------------------------
                                            Name of Warrant Holder

                                            Signature:
                                                      ------------------------

Witness:
        -------------------------

                                SUBSCRIPTION FORM
                                  IMATRON INC.

                 (To be executed only upon exercise of Warrant)

        The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ________________ of the number of shares of Common Stock of IMATRON INC. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated:
      -------------------
                                            --------------------------------
                                            (Signature of Registered Owner)

                                            --------------------------------
                                                  (Street Address)

                                            --------------------------------
                                            (City)   (State)    (Zip Code)

                                   APPENDIX C

                      FORM OF COMMON STOCK PURCHASE WARRANT


THIS WARRANT AND THE SHARES OF STOCK OF IMATRON INC TO BE ISSUED UPON ANY EXERCISE OF THIS WARRANT HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (I) IN A REGISTRATION UNDER SAID ACT OR
(II) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO IT.


                                  IMATRON INC.

                          COMMON STOCK PURCHASE WARRANT
                  TO PURCHASE 2,991,027 SHARES OF COMMON STOCK
                                 OF IMATRON INC.

                       This Warrant Expires June 15, 2000


Warrant No. 99-4

              THIS CERTIFIES that, subject to the terms and conditions herein set forth in this warrant, TERRY L. ROSS (the "Holder") is entitled to purchase from Imatron Inc., a New Jersey corporation ("Company"), at any time or from time to time during the Exercise Period (defined in Section 12 below) the number of fully paid and non-assessable shares of common stock of the Company (the "Shares") as provided herein upon surrender of this Warrant at the principal office of the Company, and, at the election of the Holder, upon payment of the purchase price at said office in cash or by cashier's check or by the wire transfer of funds in a dollar amount equal to the purchase price of the Shares for which the consideration is being given.

              This Warrant shall be exercisable for that number of Shares as set forth above, in minimum units of 1,000 shares.

         1. PURCHASE PRICE. Subject to adjustment as hereinafter provided, the purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) (the "Warrant Price") shall One Dollar and Three-tenths of One Cent ($1.003).

        2. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

              a. ADJUSTMENT FOR DIVIDENDS IN STOCK. If at any time on or after the date hereof, the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend (other than as provided for in Section 2(b) below), then and in each such case, upon the exercise of this Warrant, the Holder shall be entitled to receive, in addition to the number of shares of Common Stock receivable, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which the Holder would receive on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period and given effect to all adjustments called for during such period by this Section 2.

              b. ADJUSTMENT FOR CHANGES IN COMMON STOCK. In the event of changes in the outstanding Common Stock of the Company by reason of split--ups, recapitalizations, reclassifications, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Warrant Price shall be correspondingly adjusted by the Board of Directors of the Company. The adjustment shall be such as will give the Holder on exercise for the same aggregate Warrant Price the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

        3. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any subscription under this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company's Board of Directors.

        4. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle its holder to any of the rights of a stockholder of the Company prior to its exercise.

        5. RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

        6. EXERCISE OF WARRANT. This Warrant may be exercised by the Holder or its registered assigns, in whole or in part and in minimum units of 10,000 shares, by the surrender of this Warrant at the principal office of the Company, together with the attached form of subscription duly executed, accompanied by payment in full of the amount of the Warrant Price in the form described in this Warrant. Upon partial exercise of this Warrant, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of shares of Common Stock with respect to which this Warrant shall not have been exercised. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the shares, a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above.

        7. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price is adjusted as provided in Section 2, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the relevant Warrant Price or number of shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

        8 . COMPLIANCE WITH SECURITIES ACT. The Holder, by acceptance of this Warrant, agrees that this Warrant and the shares of Common Stock to be issued upon its exercise (or shares of any security into which such Common Stock may be converted) (the "Shares") are being acquired for investment and that the Holder will not offer, sell, or otherwise dispose of this Warrant and any shares of Common Stock to be issued upon its exercise (or shares of any security into which such Common Stock may be converted) except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"). Upon exercise of this Warrant, the holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

        9. SUBDIVISION OF WARRANT. At the request of the holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant and upon surrender of this Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue in exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of shares of such Common Stock as shall be designated by such holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Securities Act.

        10. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, in the case of mutilation, and upon surrender and cancellation of this Warrant the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.

        11. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of California. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part of this Warrant. Neither this Warrant nor any term included may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder shall be by telecopy or expedited courier service to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

        12. EXERCISE PERIOD. The Exercise Period shall mean the period commencing on the date hereof and ending on June 15, 2000.


        ISSUED this 15th day of June, 1999.

                                       IMATRON INC.


                                       By
                                         ----------------------------
                                        S. Lewis Meyer, Chief Executive Officer
ATTEST:


-------------------------

                               FORM OF ASSIGNMENT
                                  IMATRON INC.


        FOR VALUE RECEIVED the undersigned registered owner of this warrant hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below.

Name of Assignee               Address                    Number of Shares



and does hereby irrevocably constitute and appoint ____________________ Attorney to make such transfer on the books of IMATRON INC. maintained for the purpose, with full power of substitution in the premises.

Dated:
      ----------------------------

                                            ----------------------------------
                                            Name of Warrant Holder

                                            Signature:
                                                       -----------------------


Witness:
        ---------------------------

                                SUBSCRIPTION FORM
                                  IMATRON INC.

                 (To be executed only upon exercise of Warrant)

        The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ________________ of the number of shares of Common Stock of IMATRON INC. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated:
      ------------------------
                                            --------------------------------
                                            (Signature of Registered Owner)

                                            --------------------------------
                                                  (Street Address)

                                            --------------------------------
                                            (City)   (State)    (Zip Code)

                                   APPENDIX D

                                LOCK-UP AGREEMENT

              THIS LOCK-UP AGREEMENT (this "Agreement") is made this 14th day of September, 1999 by and between IMATRON INC., a New Jersey corporation ("Seller") and Terry Ross (the "Purchaser").

                                    RECITALS:

              WHEREAS, Seller and Purchaser have previously entered into an agreement for the purchase and sale of 3,767,713 shares of Seller's common stock (the "Shares) and warrants to purchase 3,351,027 shares of Seller's common stock (the "Warrants"); and

              WHEREAS, pending the approval of the foregoing transaction the Nasdaq Stock Market, Inc. has requested that Purchaser's rights with respect to such shares be restricted as hereinafter provided.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. Purchaser agrees that until Seller's shareholders have approved of the purchase and sale of the Shares and the Warrants in the manner provided under New Jersey law, Purchaser shall not sell, transfer or assign the Shares or Warrants nor shall Purchase vote the Shares. Upon receipt of such approval, this Agreement and the obligation of Purchaser pursuant hereto shall be terminated and shall thereafter be without any further force or effect.

              2. Seller agrees to promptly notice and hold a special meeting of its shareholders for the purpose of acting upon a proposal to approve the purchase and sale of the Shares and the Warrants.

              3. All other terms and conditions relating to the purchase and sale of the Shares and Warrants shall remain in full force and effect.

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as of the date and year first above written.

                                            Purchaser:

                                                  ---------------------------
                                                             Terry Ross


                                            Seller:

                                                  Imatron Inc.

                                                  By
                                                    ---------------------------
                                                    Its Chief Executive Officer

                                  IMATRON INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                OCTOBER 29, 1999

        The undersigned shareholder of Imatron Inc. (the "Company") hereby appoints S. Lewis Meyer with full power of substitution, the true and lawful attorney, agent and proxyholder of the undersigned, to vote all of the shares of Common Stock of the Company held of record by the undersigned on September 17, 1999, at the Special Meeting of Shareholders of the Company to be held on October 29, 1999 (the "Special Meeting") at 9:00 a.m. at the Company's offices located at 389 Oyster Point Boulevard, South San Francisco, California 94080 and any adjournments or postponements thereof, hereby ratifying all that said proxy or his substitute may do by virtue hereof, and the undersigned authorizes and instructs said proxy to vote as follows:

{X}     PLEASE MARK VOTES AS IN THIS EXAMPLE

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

        (1) To ratify the sale of Common Stock and Warrants to the Company's President as part of a private placement.


              [ ] FOR           [ ]  AGAINST         [ ] ABSTAIN


        (2) To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.


              [ ] FOR          [ ]  AGAINST          [ ] ABSTAIN


        and, in his discretion, upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE DATE AND SIGN THE PROXY CARD BELOW. IF STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

           YOUR VOTE IS IMPORTANT, PLEASE FILL IN AND RETURN PROMPTLY.



                                    Dated:                     , 1999
                                          ---------------------


                                    Signature:
                                              ---------------------------

                                    Signature:
                                              ---------------------------